                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                            -----------------------
                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)           10/15/98


             The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of February 28, 1998 providing for the issuance of TMS SBA Loan-Backed Adjustable Rate Certificates, Series 1998-1, Class A and Class B), The Money Store Investment Corporation, The Money Store Commercial Mortgage Inc. and The Money Store of New York, Inc.

                             The Money Store, Inc.
  --------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)



             New Jersey                             Applied For
             ----------                             -----------

             State or other       (Commission      (IRS Employer
             jurisdiction         File Number)      ID Number)
             incorporation)


             2840  Morris  Avenue,  Union,  New                      07083
             -------------------------------------------------------------
             (Address of principal executive officer)


             Registrant's Telephone Number,
             including area code:                             908-686-2000
                                                             -------------

                                      n/a
             -------------------------------------------------------------
             (Former name or former address, if changed since last report)

          Item 5             Other Events
                             -------------------------------------

     Attached herein as Annex A is a copy of the Monthly Statement sent to class
A Certificate holders with respect to Remittance Date of:               10/15/98

                               SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      THE MONEY STORE INC.
                                      THE MONEY STORE INVESTMENT CORPORATION
                                      THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                      THE MONEY STORE OF NEW YORK INC.


                                      By: \S\ Harry Puglisi
                                      -------------------------------------
                                         Name:  Harry Puglisi
                                         Title:  Treasurer


      Dated:    10/31/98

                            SERVICER'S  CERTIFICATE

IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING DATED AS OF FEBRUARY 28, 1998, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES FOR THE October 09, 1998 DETERMINATION DATE

1.  AVAILABLE FUNDS                                               $ 4,187,918.29

2.  (A)  AGGREGATE CLASS A CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH          81,239,307.11

    (B)  AGGREGATE CLASS B CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH           6,114,786.54

    (C)  AGGREGATE POOL PRINCIPAL BALANCE
         AS REPORTED IN THE PRIOR MONTH                            87,354,093.65

3.  PRINCIPAL PREPAYMENTS RECEIVED DURING
    DUE PERIOD
    (A)  NUMBER OF ACCOUNTS                                                    0

    (B)  DOLLARS                                                            0.00

4.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                      5,546.00

5.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
    PRINCIPAL RECEIVED DURING THE DUE PERIOD                          209,517.15

6.  AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE FTA's
    FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE AND PORTION
    PAYABLE TO REGISTERED HOLDERS                                     913,129.76

7.  (A)  AMOUNT OF MONTHLY ADVANCE                                          0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                                  130.70

8.  DELINQUENCY AND FORECLOSURE INFORMATION
               (SEE EXHIBIT K)

9.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
    REALIZED LOSSES ON A LIQUIDATED LOAN                                    0.00

10. (A)  CLASS A INTEREST DISTRIBUTION AMOUNT:
         (i)   ACCRUED INTEREST                           418,382.40
         (ii)  SHORTFALL, IF ANY, ON A PRECEDING
               REMITTANCE DATE PLUS INTEREST                    0.00
         (iii) CLASS A INTEREST DISTRIBUTION AMOUNT
               ADJUSTMENT                                   1,570.44
    ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                     419,952.84
                                                                      5.01735771
    (B)  CLASS B INTEREST DISTRIBUTION AMOUNT:
         (i)   ACCRUED INTEREST                            33,631.20
         (ii)  SHORTFALL, IF ANY, ON A PRECEDING
               REMITTANCE DATE PLUS INTEREST                    0.00
         (iii) CLASS B INTEREST DISTRIBUTION AMOUNT
               ADJUSTMENT                                     126.36
    ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                      33,757.56
                                                                      5.35834286
    (C)  CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
         (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
               AND OTHER RECOVERIES OF PRINCIPAL          200,008.73
         (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
               INTEREST PURCHASED FOR BREACH OF
               WARRANTY AND RECEIVED BY THE TRUSTEE             0.00
         (iii) SUBSTITUTION ADJUSTMENTS                         0.00
         (iv)  UNGUARANTEED PERCENTAGE OF
               LOSSES THAT WERE LIQUIDATED                      0.00
         (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
               DELINQUENT 24 MONTHS OR
               UNCOLLECTIBLE                                    0.00
         (vi)  AMOUNT RELEASED FROM PRE-FUNDING                 0.00
         (vii) RECALCULATED PRINCIPAL ADJUSTMENT                0.00
    TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                       200,008.73
                                                                      2.38959056
    (D)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
         (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
               AND OTHER RECOVERIES OF PRINCIPAL           15,054.42
         (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
               INTEREST PURCHASED FOR BREACH OF
               WARRANTY AND RECEIVED BY THE TRUSTEE             0.00
         (iii) SUBSTITUTION ADJUSTMENTS                         0.00
         (iv)  UNGUARANTEED PERCENTAGE OF
               LOSSES THAT WERE LIQUIDATED                      0.00
         (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
               DELINQUENT 24 MONTHS OR
               UNCOLLECTIBLE                                    0.00
         (vi)  AMOUNT RELEASED FROM PRE-FUNDING                 0.00
         (vii) RECALCULATED PRINCIPAL ADJUSTMENT                0.00
    TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                        15,054.42
                                                                      2.38959048
11. (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
         IN CASH AND FROM LIQUIDATION OF
         PERMITTED INSTRUMENTS                                      3,251,397.37

    (B)  TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
         ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                             0.00

12.  (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL
          BALANCE AFTER DISTRIBUTIONS TO BE MADE
          ON THE REMITTANCE DATE                                  81,039,298.38
                                                                   968.21145018

     (B)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL
          BALANCE AFTER DISTRIBUTIONS TO BE MADE
          ON THE REMITTANCE DATE                                   6,099,732.12
                                                                   968.21144762
     (C)  POOL PRINCIPAL BALANCE AFTER  DISTRIBUTIONS
          TO BE MADE ON THE REMITTANCE DATE                       87,139,030.50
                                                                   968.21145000

13.  (A)  EXCESS SPREAD                                              188,467.31

     (B)  EXTRA INTEREST                                             281,811.60

     (C)  SPREAD ACCOUNT BALANCE                                   3,251,397.37

     (D)  SPECIFIED SPREAD ACCOUNT REQUIREMENT                     3,399,844.77


14.  (A)  WEIGHTED AVERAGE MATURITY                                     219.021

     (B)  WEIGHTED AVERAGE SBA LOAN INTEREST RATE                        10.563%


15.  (A)  SERVICING FEE FOR THE RELATED DUE PERIOD                    86,708.35

     (B)  PREMIUM PROTECTION FEE FOR THE RELATED
          DUE PERIOD                                                 104,963.93

     (C)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE
          ACCOUNT                                                      4,367.71


16.  AMOUNT OF REIMBURSEMENTS PURSUANT TO:
     (A)  SECTION  5.04 (b)                                                0.00

     (B)  SECTION  5.04 (c)                                                0.00

     (C)  SECTION  5.04 (d)(ii)                                        4,932.71

     (D)  SECTION  5.04 (e)                                                0.00

     (E)  SECTION  5.04 (f)                                           76,392.49


17.  (A)  CLASS A REMITTANCE RATE                                         6.180%

     (B)  CLASS B REMITTANCE RATE                                         6.600%

18.  (A)  AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT SBA
          LOANS PURCHASED DURING THE PRIOR DUE PERIOD                       0.00

     (B)  AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
          SUCH DUE PERIOD                                                   0.00

19.  OTHER INFORMATION AS REQUESTED

I, Harry Puglisi, Treasurer, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1998 pertaining to Series 1998 - 1 in preparing the accompanying Servicer's Certificate.






THE MONEY STORE INVESTMENT CORPORATION



BY:  _________________________________

         HARRY PUGLISI
         TREASURER